UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

WestRock Company
(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2023, WestRock Company, a Delaware corporation (the “Company”), solely in its role as performance guarantor, WestRock Financial, Inc., as borrower, and WestRock Converting, LLC, as servicer, entered into Amendment No. 4 to the Eighth Amended and Restated Credit and Security Agreement, dated July 22, 2016, as amended,  with Coöperatieve Rabobank U.A., New York Branch, as administrative agent, and the lenders from time to time party thereto (the “Amendment”), relating to the Company’s accounts receivable securitization facility (the “Receivables Securitization Facility”). The Amendment provides for, among other things, (i) extension of the scheduled termination date of the Receivables Securitization Facility until February 27, 2026, (ii) completion of the transition from LIBOR to Term SOFR, and (iii) revision to certain amortization events to align with the terms of the Company’s senior revolving credit facility.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Some or all of the parties to the Amendment, or their affiliates, have in the past provided investment or commercial banking services to the Company and its affiliates for which they received customary fees and expenses, and they may provide similar services in the future.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 with respect to the Receivables Securitization Facility is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01.	Regulation FD Disclosure.

As previously announced, on March 1, 2023, the Company will participate in the Bank of America 2023 Global Agriculture and Materials Conference and present at 4:30 pm ET via a publicly available webcast.  The slides to be referenced in connection with the Company’s conference participation are attached as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
10.1
Amendment No. 4 to the Eighth Amended and Restated Credit and Security Agreement by and among WestRock Company, WestRock Financial, Inc., WestRock Converting, LLC, Coöperatieve Rabobank U.A., New York Branch and the lenders party thereto, dated February 28, 2023

	99.1	WestRock Company Investor Presentation, dated March 1, 2023
	104	The cover page from this Current Report on Form 8K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: March 1, 2023	By:	/s/ Alexander W. Pease
Alexander W. Pease
Executive Vice President and Chief Financial Officer